Exhibit 99.2




contact:    William Pollet, Treasurer
telephone:  +1(441) 297 9576
email:      bill.pollett@montpelierre.bm




Financial Supplement

December 31, 2006

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier Re Holdings Ltd. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and our quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 which have been filed with the Securities and Exchange Commission.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

  1          Consolidated Financial Highlights

  2          Consolidated Financial Highlights - 2005 Catastrophe Loss Impact

  3          Summary Consolidated Balance Sheets

  4          Summary Consolidated Income Statements

  5          Premium Analysis by Quarter

  6          Losses and Loss Ratios

  7          Capital

  8          Consolidated Investments

  9          Reinsurance Receivable / Recoverable by Rating

  10         Return on Equity and Change in Book Value Per Share

  11         Fully Converted Book Value Per Share

  12         Securities Convertible into Common Shares

  13         Basic and Diluted Earnings Per Share

  14         Summary Consolidating Balance Sheet - Blue Ocean

  15         Summary Consolidating Income Statement - Blue Ocean Q4 2006

  16         Summary Consolidating Income Statement - Blue Ocean YTD 2006

  17         Financial Measures Disclosures

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                 Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts


                                                      Three months ended Dec. 31   % change     Year ended Dec. 31     % change
                                                        2006          2005            QTD       2006          2005        YTD
                                                     -------------------------   ----------  ------------------------  ---------
Gross premiums written                               $     85.4     $   106.8       -20%     $   727.5     $   978.7     -26%

Net premiums written                                 $     53.2     $     8.3       544%     $   578.6     $   757.0     -24%

Net premiums earned                                  $    149.0     $   159.5        -7%     $   583.1     $   848.5     -31%

Net investment income                                $     33.5     $    26.0        29%     $   125.8     $    87.1     44%

Operating income (loss) (1)                          $    110.6     $   (53.2)       N/A     $   285.7     $  (783.6)    N/A

Net income (loss)                                    $    122.3     $   (61.0)       N/A     $   303.0     $  (753.0)    N/A

Comprehensive income (loss)                          $    140.0     $   (66.8)       N/A     $   361.6     $  (817.1)    N/A

Operating cash flow                                  $    (149.4)   $  (197.4)               $   (491.5)   $      70.9

Loss and loss adjustment expense ratio                     8.8%        119.2%                    29.6%        178.0%
Acquisition costs ratio                                   14.6%         22.4%                    19.4%         19.6%
General and administrative expense ratio                  12.3%          5.6%                    11.3%          3.1%
                                                      ----------     ---------                 --------      --------
     Combined ratio                                       35.7%        147.2%                    60.3%        200.7%

Diluted operating income (loss) per common share(2)  $     1.14     $   (0.60)               $    3.05     $  (10.92)
Diluted comprehensive income (loss) per common share $     1.44     $   (0.75)               $    3.86     $  (11.39)

Fully converted book value per share  (3)            $    15.46     $   11.86

Change in FCBV adj for Dvds (4): Quarter                  10.4%         -6.0%
Change in FCBV adj for Dvds (4): Rolling 12 months        33.2%        -37.8%

Dividend per share / warrant                         $    0.075     $   0.075


(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments and foreign exchange.


(2) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 13 for a reconciliation to diluted operating earnings per share and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 11 for calculation and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 10 for more detail and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
  Consolidated Financial Highlights - 2005 Catastrophe Loss Impact (unaudited)
                    $ in millions, except per share amounts

                                              Three months ended Dec. 31, 2005         Year ended Dec. 31, 2005
                                        ----------------------------------------  --------------------------------------------
                                        Results excl. Catastrophe (1)             Results excl.   Catastrophe (1)
                                        Cat Impact     loss impact   As reported  Cat Impact      loss impact      As reported
                                        ----------------------------------------  ---------------------------------------------
Gross premiums written                       $ 108.7          $ (1.9)   $ 106.8      $ 862.4          $ 116.3          $ 978.7

Net premiums written                            28.6           (20.3)       8.3        695.1             61.9            757.0

Net premiums earned                            179.8           (20.3)     159.5        786.6             61.9            848.5

Losses and loss adjustment expenses             66.5           123.7      190.2        307.9          1,202.8          1,510.7

Variable expenses (2)                           44.8            (0.1)      44.7        217.0            (24.7)           192.3
                                        ------------- ---------------  ---------  -----------  ---------------  ---------------
Net income (loss)                             $ 82.9        $ (143.9)   $ (61.0)     $ 363.2       $ (1,116.2)        $ (753.0)
                                        ------------- ---------------  ---------  -----------  ---------------  ---------------
Operating income (loss)(3)                    $ 90.7        $ (143.9)   $ (53.2)     $ 332.6       $ (1,116.2)        $ (783.6)
                                        ------------- ---------------  ---------  -----------  ---------------  ---------------
Combined ratio
Loss and loss adjustment expense ratio         37.0%                     119.2%        39.1%                            178.0%
Acquisition costs and
  administrative expense ratio                 24.9%                      28.0%        27.6%                             22.7%
                                        -------------                  ---------  -----------                   ---------------
   Combined ratio                              61.9%                     147.2%        66.7%                            200.7%
                                        =============                  =========  ===========                   ===============


(1) Includes estimates for Hurricanes Dennis, Katrina, Rita, Wilma, and the European floods.

(2)  Includes an estimate for acquisition costs and compensation expenses.

(3) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments and foreign exchange. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                Summary Consolidated Balance Sheets (unaudited)
                    $ in millions, except per share amounts




                                                         Dec 31       Sept 30      June 30      Mar 31       Dec 31
                                                          2006          2006         2006        2006         2005
                                                       ------------ ------------ ------------ ------------ -----------
ASSETS
Investments and cash and cash equivalents              $   3,086.3  $   3,123.6  $   3,064.6  $   3,021.1  $  2,902.4
Securities lending collateral                                315.7        342.1        268.0        273.6       315.6
Premiums receivable                                          171.7        270.9        390.4        283.9       270.9
Deferred acquisition costs                                    30.3         42.9         55.7         49.8        53.4
Reinsurance receivable/recoverable                           205.1        220.0        266.0        344.5       361.3
Unearned premium ceded                                        44.5         55.1         80.4         97.2        83.8
Other assets                                                  45.0         41.2         39.2         33.6        72.3
                                                       ------------ ------------ ------------ ------------ -----------

     Total Assets                                      $   3,898.6  $   4,095.8  $   4,164.3  $   4,103.7  $  4,059.7
                                                       ============ ============ ============ ============ ===========
LIABILITIES
Loss and loss adjustment expense reserves                  1,089.2      1,341.4      1,448.9      1,685.0     1,781.9
Unearned premium                                             219.2        325.3        394.3        290.5       262.8
Securities lending payable                                   315.7        342.1        268.0        273.6       315.6
Debt                                                         427.3        352.3        352.2        352.2       249.1
Other liabilities                                            115.9        149.0        231.4        198.8       228.7
                                                       ------------ ------------ ------------ ------------ -----------

     Total Liabilities                                 $   2,167.3  $   2,510.1  $   2,694.8  $   2,800.1  $  2,838.1

Minority Interest - Blue Ocean preferred shares (1)           61.6         59.8         58.0         56.2        54.2
Minority Interest - Blue Ocean common shares (1)             176.8        167.1        155.9        147.3       109.7
                                                       ------------ ------------ ------------ ------------ -----------
     Total Minority Interest                                 238.4        226.9        213.9        203.5       163.9
                                                       ------------ ------------ ------------ ------------ -----------
SHAREHOLDERS' EQUITY                                       1,492.9      1,358.8      1,255.6      1,100.1     1,057.7
                                                       ------------ ------------ ------------ ------------ -----------
     Total Liabilites, Minority Interest
       & Shareholders' Equity                          $   3,898.6  $   4,095.8  $   4,164.3  $   4,103.7  $  4,059.7
                                                       ============ ============ ============ ============ ===========
Fully converted book value per share (2)               $     15.46  $     14.07  $     13.00  $     12.27  $    11.86
                                                       ------------ ------------ ------------ ------------ -----------


(1)  See page 14 for additional information.

(2) See Page 11 for calculation and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
               Summary Consolidated Income Statements (unaudited)
                    $ in millions, except per share amounts

                                                                                                                  Full Year
                                         Q4-06         Q3-06          Q2-06         Q1-06        Q4-05        2006         2005
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Underwriting revenues
Gross premiums written              $       85.4  $       121.0  $       296.2  $     224.9   $    106.8  $     727.5  $    978.7
Reinsurance premiums ceded                  32.2           13.2           24.3         79.2         98.5        148.9       221.7
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Net premiums written                        53.2          107.8          271.9        145.7          8.3        578.6       757.0

Gross premiums earned                      191.6          190.0          192.4        197.2        224.4        771.2     1,003.4
Reinsurance premiums earned                 42.6           38.6           41.1         65.8         64.9        188.1       154.9
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Net premiums earned                        149.0          151.4          151.3        131.4        159.5        583.1       848.5

Loss and loss adjustment expenses           13.1           43.2           65.4         50.9        190.2        172.6     1,510.7
Acquisition costs                           21.7           27.3           29.9         33.9         35.8        112.8       166.3
General and administrative expenses         18.4           17.9           15.0         14.7          8.9         66.0        26.0
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Underwriting income (loss)                  95.8           63.0           41.0         31.9        (75.4)       231.7      (854.5)
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------

Net investment income                       33.5           33.1           30.4         28.8         26.0        125.8        87.1
Financing expense                            7.3            6.8            7.0          7.1          4.6         28.2        17.0
Other income                                 4.2            2.5            2.6          0.2          0.8          9.5         0.8
Other operating expense                      2.7            3.3            3.0          4.8            -         13.8           -
Minority interest expense                   12.9           13.0           10.5          2.9            -         39.3           -
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Operating income (loss)                    110.6           75.5           53.5         46.1        (53.2)       285.7      (783.6)
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Net realized gains (losses)
  on invest. and FX transl.                 11.7            7.8            4.1         (6.3)        (7.8)        17.3        30.6
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Net income (loss)                          122.3           83.3           57.6         39.8        (61.0)       303.0      (753.0)
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Other comprehensive
  income (loss) items                       17.7           26.6            5.6          8.7         (5.8)        58.6       (64.1)
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
Comprehensive income (loss)         $      140.0  $       109.9  $        63.2  $      48.5   $    (66.8) $     361.6  $   (817.1)
                                    ============= ============== ============== ============ ============ ============ ==========-
Net written/gross premium written          62.3%          89.1%          91.8%        64.8%         7.7%        79.5%       77.3%

Loss and loss adjustment
  expense ratio                             8.8%          28.5%          43.2%        38.7%       119.2%        29.6%      178.0%
Acquisition costs ratio                    14.6%          18.0%          19.8%        25.8%        22.4%        19.4%       19.6%
General and administrative
  expense ratio                            12.3%          11.8%           9.9%        11.2%         5.6%        11.3%        3.1%
                                    ------------- -------------- -------------- ------------ ------------ ------------ -----------
       Combined ratio                      35.7%          58.3%          72.9%        75.7%       147.2%        60.3%      200.7%
                                    ============= ============== ============== ============ ============ ============ ===========
Diluted operating income (loss)
  per common share (1)              $       1.14  $        0.78  $        0.58  $      0.51   $    (0.60) $      3.05  $   (10.92)
Diluted comprehensive
  income (loss) per share           $       1.44  $        1.13  $        0.69  $      0.54   $    (0.75) $      3.86  $   (11.39)

Dividend per share / warrant        $      0.075  $       0.075  $       0.075  $     0.075   $    0.075   $     0.30   $    6.66

(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 13 for a reconciliation to diluted operating earnings (loss) per share and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                    Premium Analysis by Quarter (unaudited)
                                 $ in millions

                                                                                                           Full Year
                                         Q4-06        Q3-06       Q2-06        Q1-06       Q4-05        2006          2005
                                        ------------ ----------- ------------ ----------- ----------- ------------  ------------
Gross premiums written
    Property risk excess of loss        $       4.9  $     17.0  $       5.1  $     18.9  $      4.8  $      45.9   $     162.6
    Property pro-rata                          12.9         9.7         27.2        28.0        30.6         77.8         125.5
    Property direct & facultative              14.0        18.9         33.0        17.3        13.4         83.2          69.8
    Property Specialty                         31.8        45.6         65.3        64.2        48.8        206.9         357.9

    Property catastrophe excess of loss        26.8        46.8        124.0        94.9        26.9        292.5         313.2
    Property retrocession                       2.8         1.2          3.6         1.7         1.9          9.3         107.1
    Property Catastrophe                       29.6        48.0        127.6        96.6        28.8        301.8         420.3

    Personal accident & WCA                     4.1         3.4          7.6         8.3         3.9         23.4          29.5
    Casualty                                    7.2         8.7         21.4        19.1        12.1         56.4          88.5
    Marine & miscellaneous                      3.0         2.2          5.7         5.6         5.9         16.5          41.5
    Sabotage & terrorism                        3.1         3.4          5.7         4.5         4.6         16.7          23.6
    Aviation                                    2.4         2.9          1.0         5.0         3.7         11.3          17.2
    Other Specialty                            19.8        20.6         41.4        42.5        30.2        124.3         200.3

    Property Retrocession - Blue Ocean          4.2         6.8         61.9        21.9           -         94.8             -

    Qualifying Quota Share                        -           -            -        (0.3)       (1.0)        (0.3)          0.2
                                        ------------ ----------- ------------ ----------- ----------- ------------  ------------
    Total                               $      85.4  $    121.0  $     296.2  $    224.9  $    106.8  $     727.5   $     978.7
                                        ============ =========== ============ =========== =========== ============  ============

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                       Losses and Loss Ratios (unaudited)
                                 $ in millions

                                                                          Full Year
                      Q4-06     Q3-06     Q2-06     Q1-06    Q4-05      2006      2005
                     --------  --------  --------  -------- --------  -------------------
Property Specialty

 Net reserves: start   332.2     360.7     400.8     398.4    448.2      398.4     160.8
 Change in prior AY     (8.9)     (4.2)     (9.7)     (7.8)    (2.7)     (30.6)    (24.3)
 Paid losses (1)       (68.6)    (46.7)    (56.7)    (25.8)  (106.5)    (197.8)   (186.6)
 Incurred losses        16.9      22.4      26.3      36.0     59.4      101.6     448.5
                     --------  --------  --------  -------- --------  --------- ---------
 Net reserves: end     271.6     332.2     360.7     400.8    398.4      271.6     398.4
                     --------  --------  --------  -------- --------  --------- ---------

 Net earned premium     41.9      58.0      57.1      63.5     56.4      220.5     297.9

Net loss ratio         18.9%     31.5%     29.1%     44.4%   100.3%      32.2%    142.4%
Prior AY adjusts.     -21.2%     -7.2%    -17.0%    -12.3%    -4.8%     -13.9%     -8.2%

Paid to incurred        858%      257%      342%       91%     188%       279%       44%

Property Catastrophe

 Net reserves: start   418.4     490.0     629.8     719.8    803.0      719.8     117.9
 Change in prior AY      5.2       2.1      21.8       1.1     (2.9)      30.2      20.5
 Paid losses (1)      (122.8)    (78.4)   (165.3)    (99.1)  (151.3)    (465.6)   (236.6)
 Incurred losses         2.1       4.7       3.7       8.0     71.0       18.5     818.0
                     --------  --------  --------  -------- --------  --------- ---------
 Net reserves: end     302.9     418.4     490.0     629.8    719.8      302.9     719.8
                     --------  --------  --------  -------- --------  --------- ---------

 Net earned premium     54.8      38.5      44.0      28.6     57.2      165.9     345.3

Net loss ratio         13.4%     17.6%     57.9%     31.8%   119.1%      29.4%    242.8%
Prior AY adjusts.       9.5%      5.5%     49.5%      3.8%    -5.1%      18.2%      5.9%

Paid to incurred       1682%     1153%      648%     1089%     222%       956%       28%

Blue Ocean Re

 Net reserves: start       -         -         -         -        -          -         -
 Change in prior AY        -         -         -         -        -          -         -
 Paid losses (1)           -         -         -         -        -          -         -
 Incurred losses           -         -         -         -        -          -         -
                     --------  --------  --------  -------- --------  --------- ---------
 Net reserves: end         -         -         -         -        -          -         -
                     --------  --------  --------  -------- --------  --------- ---------

 Net earned premium     26.7      23.9      18.0       4.3        -       72.9         -

Net loss ratio          0.0%      0.0%      0.0%      0.0%     0.0%       0.0%      0.0%
Prior AY adjusts.       0.0%      0.0%      0.0%      0.0%     0.0%       0.0%      0.0%

Paid to incurred          0%        0%        0%        0%       0%         0%        0%

(1) Paid losses are shown net of the impact of foreign exchange translation



                                                                             Full Year
                       Q4-06     Q3-06     Q2-06      Q1-06     Q4-05      2006      2005
                      --------  --------- ---------  --------  --------- -------------------
Other Specialty

 Net reserves: start    376.5      366.1     351.0     341.3      281.7     341.3     128.6
 Change in prior AY     (13.4)      (5.4)      5.5      (6.6)       2.1     (19.9)    (17.7)
 Paid losses (1)        (57.1)      (7.6)     (9.4)     (6.2)      (7.8)    (80.3)    (28.4)
 Incurred losses         11.4       23.4      19.0      22.5       65.3      76.3     258.8
                      --------  --------- ---------  --------  --------- ---------  --------
 Net reserves: end      317.4      376.5     366.1     351.0      341.3     317.4     341.3
                      --------  --------- ---------  --------  --------- ---------  --------

 Net earned premium      25.6       31.0      32.3      35.2       46.8     124.1     200.4

Net loss ratio          -8.2%      58.3%     75.6%     45.2%     144.0%     45.4%    120.3%
Prior AY adjusts.      -52.3%     -17.4%     17.0%    -18.7%       4.5%    -16.0%     -8.8%

Paid to incurred       -2855%        42%       38%       39%        12%      142%       12%

Qualifying Quota Share

 Net reserves: start        -          -      11.7      16.7       19.7      16.7      47.5
 Change in prior AY         -          -      (1.1)     (2.4)      (1.2)     (3.5)      4.4
 Paid losses (1)            -          -     (10.6)     (2.6)      (1.0)    (13.2)    (37.7)
 Incurred losses            -          -         -         -       (0.8)        -       2.5
                      --------  --------- ---------  --------  --------- ---------  --------
 Net reserves: end          -          -      (0.0)     11.7       16.7      (0.0)     16.7
                      --------  --------- ---------  --------  --------- ---------  --------

 Net earned premium         -          -         -      (0.3)      (0.9)     (0.3)      4.8

Net loss ratio           0.0%       0.0%   1684.6%    847.3%     220.8%   1176.9%    145.6%
Prior AY adjusts.        0.0%       0.0%   1718.8%    863.3%     132.9%   1166.7%     92.2%

Paid to incurred         0.0%       0.0%     -964%     -108%       -50%     -377%      546%

TOTAL

 Net reserves: start  1,127.1    1,216.8   1,393.3   1,476.2    1,552.6   1,476.2     454.8
 Change in prior AY     (17.1)      (7.5)     16.5     (15.7)      (4.7)    (23.8)    (17.1)
 Paid losses (1)       (248.5)    (132.7)   (242.0)   (133.7)    (266.6)   (756.9)   (489.3)
 Incurred losses         30.4       50.5      49.0      66.5      194.9     196.4   1,527.8
                      --------  --------- ---------  --------  --------- ---------  --------
 Net reserves: end      891.9    1,127.1   1,216.8   1,393.3    1,476.2     891.9   1,476.2
                      --------  --------- ---------  --------  --------- ---------  --------

 Net earned premium     149.0      151.4     151.4     131.3      159.5     583.1     848.5

Net loss ratio           8.8%      28.5%     43.3%     38.7%     119.3%     29.6%    178.0%
Prior AY adjusts.      -11.5%      -5.0%     10.9%    -11.9%      -2.9%     -4.1%     -2.0%

Paid to incurred        1868%       309%      369%      263%       140%      439%       32%

IBNR as a % of reserves   45%        42%       42%       42%        52%       45%       52%

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                              Capital (unaudited)
                    $ in millions, except per share amounts

                                                           Dec 31         Sept 30        Jun 30         Mar 31         Dec 31
                                                            2006            2006          2006           2006           2005
                                                         ------------   -------------  ------------  -------------   ------------

Debt
        Senior Notes                                     $     249.2    $      249.2   $     249.1    $     249.1    $     249.1
        Junior Subordinated Debt                               103.1           103.1         103.1          103.1              -
        Debt - Blue Ocean                                       75.0               -             -              -              -
                                                         ------------   -------------  ------------  -------------   ------------
Total Debt                                               $     427.3    $      352.3   $     352.2    $     352.2    $     249.1

Capital
        Minority interest - Blue Ocean preferred shares         61.6            59.8          58.0           56.2           54.2
        Minority interest - Blue Ocean common shares           176.8           167.1         155.9          147.3          109.7
        Shareholders' equity                                 1,492.9         1,358.8       1,255.6        1,100.1        1,057.7
                                                         ------------   -------------  ------------  -------------   ------------
Total Capital                                            $   2,158.6    $    1,938.0   $   1,821.7    $   1,655.8    $   1,470.7
                                                         ============   =============  ============  =============   ============

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                      Consolidated Investments (unaudited)
                                 $ in millions


                                                       Dec 31       Sept 30       Jun 30        Mar 31        Dec 31
                                                        2006          2006          2006         2006          2005
                                                     -----------  ------------  -----------   -----------   -----------
Market value $
Fixed maturities                                     $  2,507.5   $   2,636.4   $  2,653.1    $  2,612.3    $  2,307.1
Equity securities                                         203.1         181.3        169.7         143.1         113.5
Other investments                                          27.1          37.1         36.2          35.4          31.6
Cash and cash equivalents                                 348.6         268.8        205.6         230.3         450.2
                                                     -----------  ------------  -----------   -----------   ----------
       Total                                         $  3,086.3   $   3,123.6   $  3,064.6    $  3,021.1    $  2,902.4
                                                     ===========  ============  ===========   ===========   ==========
Market value %
Fixed maturities                                            81%           85%          87%           86%           79%
Equity securities                                            7%            6%           6%            5%            4%
Other investments                                            1%            1%           1%            1%            1%
Cash and cash equivalents                                   11%            8%           6%            8%           16%
                                                     -----------  ------------  -----------   -----------   ----------
       Total                                               100%          100%         100%          100%          100%
                                                     -----------  ------------  -----------   -----------   ----------
Fixed Income Allocation by Market Value
Government & government-sponsored entities           $  1,259.0   $   1,180.5   $  1,096.2    $  1,120.0    $    924.0
Corporate debt securities                                 491.4         689.6        723.4         731.7         750.5
Mortgage-backed and asset-backed securities               757.1         766.3        833.5         760.6         632.6
                                                     -----------  ------------  -----------   -----------   ----------
       Total                                         $  2,507.5   $   2,636.4   $  2,653.1    $  2,612.3    $  2,307.1
                                                     ===========  ============  ===========   ===========   ==========
Total investment return
       Net investment income                         $     33.5   $      33.1   $     30.4    $     28.8    $     26.0
       Net realized gains (losses)                          6.3           7.0         (2.5)         (6.8)         (5.7)
       Change in unrealized gains (losses)                 17.7          26.6          5.6           8.7          (5.8)
                                                     -----------  ------------  -----------   -----------   ----------
       Total                                         $     57.5   $      66.7   $     33.5    $     30.7    $     14.5
                                                     ===========  ============  ===========   ===========   ==========
       Total return on average market value %              1.9%          2.2%         1.1%          1.0%          0.5%

Average duration of fixed maturities                  1.4 years     1.5 years    1.8 years     1.7 years     1.9 years
Average credit quality of fixed maturities                  AA+           AA+          AA+           AA+            AA

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
           Reinsurance Receivable / Recoverable by Rating (unaudited)
                                 $ in millions






The ratings* of our reinsurers related to reinsurance receivable / recoverable on paid and unpaid losses are as follows:

                 Dec 31                  Sept 30               Jun 30                Mar 31                Dec 31
                  2006                    2006                  2006                  2006                  2005
             ---------------------   -------------------    ------------------   -------------------    -----------------

A++          $       65.8     32%    $       65.3   30%     $      74.2   28%    $      110.2   32%     $      76.7  21%
A+                   21.4     10%            22.7   10%            27.2   10%            29.3    8%            36.4  10%
A                    90.3     44%            98.6   45%           122.2   46%           157.6   46%           197.2  55%
A-                   14.4      7%            18.4    8%            21.9    8%            22.7    7%            47.5  13%
B+                      -       -               -     -               -     -            21.7    6%               -    -
Not Rated            13.2      7%            15.0    7%            20.5    8%             3.0    1%             3.5   1%
             ---------------------   -------------------    ------------------   -------------------    -----------------
             $      205.1    100%    $      220.0  100%     $     266.0  100%    $      344.5  100%     $     361.3 100%
             =====================   ===================    ==================   ===================    =================


* Ratings from A.M. Best as at end of period.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
        Return on Equity and Change in Book Value Per Share (unaudited)


                                                 Q4-06     Q3-06      Q2-06     Q1-06     Q4-05      Q3-05     Q2-05      Q1-05
                                                --------- --------- ---------- --------- ---------  --------- ---------  ---------
Comp Inc/Avg S/Hs' equity(1) : Quarter              9.8%      8.4%       5.4%      4.5%     -6.1%     -69.1%      7.8%       2.3%

Comp Inc/Avg S/Hs' equity(1) : Rolling 12 months   31.1%     12.1%     -68.1%    -67.4%    -68.0%     -63.8%     13.1%       8.5%


FCBVPS(2)                                       $  15.46  $  14.07  $   13.00  $  12.27  $  11.86   $  12.69  $  22.45   $  21.24

Dividend per share/warrant(3)                   $  0.075  $  0.075  $   0.075  $  0.075  $  0.075   $   0.36  $   0.36   $   5.86

Qtr. Div. Yield on Beg. Qtr. FCBVPS(3)              0.5%      0.6%       0.6%      0.6%      0.6%       1.6%      1.7%      21.9%
Qtr. Div. Yield on End Qtr. FCBVPS(3)               0.5%      0.5%       0.6%      0.6%      0.6%       2.8%      1.6%      27.6%

Change in FCBVPS 2, (3): Quarter                    9.9%      8.2%       6.0%      3.5%     -6.5%     -43.5%      5.7%     -20.6%


Change in FCBV adj for Dvds 4 : Quarter            10.4%      8.8%       6.6%      4.0%     -6.0%     -41.9%      7.4%       1.3%

Change in FCBV adj for Dvds4 : Rolling 12 months   33.2%     13.4%     -40.1%    -39.1%    -37.8%     -27.1%     10.2%       6.5%

Compound annual change in FCBV adj for Dvds (4)     8.9%      7.7%       6.7%      5.9%      5.5%       6.3%     19.4%      18.6%

Change in FCBV adj for Dvds 4 : Since inception    53.5%         -          -         -         -          -         -          -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(2) FCBVPS = Fully converted book value per share. See Page 11 for calculation and Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and ordinary special dividend. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                Fully Converted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts


                                                      Dec 31          Sept 30          Jun 30         Mar 31         Dec 31
                                                       2006             2006            2006           2006           2005
                                                    -------------   --------------  --------------  -------------  -------------
Numerator

Shareholders' equity                                $    1,492.9     $    1,358.8    $    1,255.6    $   1,100.1    $   1,057.7
Proceeds from assumed exercise of
  outstanding warrants  (1)                                    -                -               -              -              -
Proceeds from assumed exercise of
  variable forward (2)                                         -                -               -              -              -

                                                    -------------   --------------  --------------  -------------  -------------
Book value numerator                                $    1,492.9     $    1,358.8    $    1,255.6    $   1,100.1    $   1,057.7
                                                    =============   ==============  ==============  =============  =============


Denominator

Common voting shares outstanding                     111,775,682      111,775,682     107,875,959     89,179,407     89,178,490
Less: common shares subject to issuance agreements   (15,694,800)     (15,694,800)    (11,800,000)             -              -
                                                    -------------   --------------  --------------  -------------  -------------
Common voting shares outstanding - adjusted           96,080,882       96,080,882      96,075,959     89,179,407     89,178,490

Shares issueable upon exercise
  of outstanding warrants (1)                                  -                -               -              -              -
Shares issuable in connection with
  forward sale agreements (2)                                  -                -               -              -              -
Shares issueable upon conversion
  of outstanding share equivalents                       473,771          470,310         478,421        469,196          9,170

                                                    -------------   --------------  --------------  -------------  -------------
Book value denominator                                96,554,653       96,551,192      96,554,380     89,648,603     89,187,660
                                                    =============   ==============  ==============  =============  =============


Fully converted book value per common voting and
                                                    -------------   --------------  --------------  -------------  -------------
common equivalent voting share                      $      15.46     $      14.07    $      13.00    $    12.27     $     11.86
                                                    =============   ==============  ==============  =============  =============


(1) Fully converted book value per share incorporates the assumption that (a) the warrants would not be exercised for any period where the book value per share is less than the strike price. See Page 17 for a discussion of our use of certain Financial Measures Disclosures.

(2) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which (a) the closing market price falls between the contractual cap and floor prices and/or (b) an issuance would cause an increase in this Financial Measure.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
              Securities Convertible into Common Shares (unaudited)
                     $ in millions, except per share amounts


                                                                       Dec 31         Sept 30       Jun 30     Mar 31     Dec 31
                                                                        2006           2006          2006       2006       2005
                                                                      ------------ ------------- ------------ ---------- ---------
Common shares subject to forward sale agreements (see below): (1)
        Variable forward A floor shares                                 7,774,800     7,774,800    7,774,800          -          -
        Variable forward B floor shares                                 7,920,000     7,920,000    7,920,000          -          -
Warrants outstanding                                                    7,172,358     7,172,358    7,172,358  7,172,358  7,172,358
Share equivalents outstanding                                             473,771       470,310      478,421    469,196      9,170
                                                                      ------------ ------------- ------------ ---------- ---------
        Total                                                          23,340,929    23,337,468   23,345,579  7,641,554  7,181,528
                                                                      ------------ ------------- ------------ ---------- ---------
Common shares subject to forward sale agreements: (1)

Forward sale agreement A (matures March 2007)
        Proceeds to Company assuming
         physical settlement at maturity                          [A] $91,353,900   $91,353,900  $91,353,900
        Forward floor price                                       [B] $     11.75   $     11.75  $     11.75
        Number of shares to be delivered at and
         below the forward floor price                            [C]   7,774,800     7,774,800    7,774,800
        Forward cap price                                         [D] $    18.465   $    18.465  $    18.465
        Number of shares to be
         delivered at the forward cap price                       [E]   4,947,409     4,947,409    4,947,409
        Example: Period-ending market price                       [F] $     18.61   $     19.39  $     17.27
        Example: Net cash payment by/(to) the Company
         (if cash settlement) based on
          such period-end mkt price                               [G] $ 1,127,346   $ 7,191,690  $         -
        Example: Common shares issued (if physical settlement)
          based on such period-end mkt price                      [H]   4,969,439     5,082,290    5,289,745

        [G] = If [F] ? [D] then = ( [C] x ( [F] - [D] ) )
        ; If [B] < [F] < [D]
        then = 0; If [F] ? [B] then =
        ( [C] x ( [F] - [B] ) )
        [H] = If [F] ? [D] then =
        ( [C] x ( ( [B] + [F] - [D] ) / [F] ) ) ;
        If [B] < [F] < [D] then =
        ( [A] / [F] ) ; If [F] ? [B] then = [C]

Forward sale agreement B (matures March 2008)
        Proceeds to Company assuming physical
         settlement at maturity                                   [A] $89,100,000   $89,100,000  $89,100,000
        Forward floor price                                       [B] $     11.25   $     11.25  $     11.25
        Number of shares to be delivered at and
         below the forward floor price                            [C]   7,920,000     7,920,000    7,920,000
        Forward cap price                                         [D] $    18.375   $    18.375  $    18.375
        Number of shares to be delivered at the forward cap price [E]   4,848,980     4,848,980    4,848,980
        Example: Period-ending market price                       [F] $     18.61   $     19.39  $     17.27
        Example: Net cash payment by/(to) the Company
          (if cash settlement) based on such period-end mkt price [G] $ 1,139,510   $ 4,921,715  $         -
        Example: Common shares issued (if physical settlement)
          based on such period-end mkt price                      [H]   4,848,980     4,848,980    5,159,236

        [G] = If [F] ? [D] then = ( [E] x ( [F] - [D] ) ) ;
        If [B] < [F] < [D] then = 0 ;
        If [F] ? [B] then = ( [C] x ( [F] - [B] ) )
        [H] = If [F] ? [D] then = [E] ;
        If [B] < [F] < [D]
        then = ( [A] / [F] ) ; If [F] ? [B] then = [C]

(1) The formulae above are provided for illustrative purposes only and reflect assumptions intended to simplify the illustrations. The actual results illustrated above are governed by the documents filed with the SEC on May 31, 2006 and as amended December 29, 2006. For a detailed description of these forward sale agreements, please refer to our 8-Ks filed June 2, 2006 and January 3, 2007.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                Basic and Diluted Earnings Per Share (unaudited)
                    $ in millions, except per share amounts

                                                             Quarter ended Dec 31                Year ended Dec 31
                                                           2006                2005             2006            2005
                                                       ----------------------------------   ------------------------------
Numerator

Net operating income (loss) (1)                        $       110.6    $          (53.2)   $       285.7    $     (783.6)
Net realized gains and foreign exchange                         11.7                (7.8)            17.3            30.6
                                                       ----------------------------------   ------------------------------
Net income (loss)                                              122.3               (61.0)           303.0          (753.0)

Other comprehensive income (loss)                               17.7                (5.8)            58.6           (64.1)
                                                       ----------------------------------   ------------------------------

Comprehensive income (loss)                            $       140.0    $          (66.8)   $       361.6    $     (817.1)
                                                        ==================================  ==============================

Denominator

Weighted avg common shares outstanding                   111,775,682          89,178,490      108,899,581      71,757,651
Less: common shares subject to issuance agreements       (15,694,800)                  -      (15,694,800)              -
                                                       ----------------------------------   ------------------------------
Weighted avg common shares outstanding - Basic            96,080,882          89,178,490       93,204,781      71,757,651

Dilutive effect of warrants                                  603,584                   -          368,561               -
Dilutive effect of share equivalents                         193,889                   -          122,103               -
Dilutive effect of shares issueable
 in connection with forward                                   40,936                   -           15,190               -
sale agreements
                                                       ----------------------------------   ------------------------------
Weighted avg. common & common equivalent shares
  outstanding - diluted                                   96,919,291          89,178,490       93,710,635      71,757,651
                                                       ===================================  ==============================
Operating income (loss) per common share - Basic (1)   $        1.15    $          (0.60)   $        3.07    $     (10.92)
Net income (loss) per common share - Basic             $        1.27    $          (0.68)   $        3.25    $     (10.49)
Comprehensive income (loss) per common share - Basic   $        1.46    $          (0.75)   $        3.88    $     (11.39)

Diluted operating income (loss) per common share (1)   $        1.14    $          (0.60)   $        3.05    $     (10.92)
Diluted income (loss) per common share                 $        1.26    $          (0.68)   $        3.23    $     (10.49)
Diluted comprehensive income (loss) per common share   $        1.44    $          (0.75)   $        3.86    $     (11.39)


(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page (17) for a discussion of the use of certain Financial Measures Disclosures

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
          Summary Consolidating Balance Sheet - Blue Ocean (unaudited)
                                 $ in millions


                                                        Montpelier                          Consolidation/      Montpelier
                                                        Stand Alone      Blue Ocean           Elimination       Consolidated
                                                       -------------    --------------     ----------------    ---------------
ASSETS
Investments and cash and cash equivalents             $     2,742.2   $         502.2   $           (158.1)  $        3,086.3
Securities lending collateral                                 315.7                 -                    -              315.7
Premiums receivable                                           171.7                 -                    -              171.7
Deferred acquisition costs                                     28.6               1.7                    -               30.3
Reinsurance receivable/ recoverable                           205.1                 -                    -              205.1
Unearned premium ceded                                         44.5                 -                    -               44.5
Other assets                                                   57.0               6.3                (18.3)              45.0
                                                     ---------------  ----------------  -------------------  -----------------
     Total Assets                                     $     3,564.8   $         510.2   $           (176.4)  $        3,898.6
                                                     ===============  ================  ===================  =================

LIABILITIES
Loss and loss adjustment expense reserves                   1,089.2                 -                    -            1,089.2
Unearned premium                                              197.3              21.9                    -              219.2
Securities lending payable                                    315.7                 -                    -              315.7
Debt                                                          352.3              75.0                    -              427.3
Other liabilities                                             117.4              25.8                (27.3)             115.9
                                                     ---------------  ----------------  -------------------  -----------------
     Total Liabilities                                $     2,071.9   $         122.7   $            (27.3)  $        2,167.3
                                                     ===============  ================  ===================  =================
Preferred shares - Blue Ocean                                     -              82.0                (82.0)                 -

Minority Interest - Blue Ocean preferred shares                   -                 -                 61.6               61.6
Minority Interest - Blue Ocean common shares                      -                 -                176.8              176.8
                                                     ---------------  ----------------  -------------------  -----------------
     Total Minority interest                                      -              82.0                156.4              238.4

SHAREHOLDERS' EQUITY                                        1,492.9             305.5               (305.5)           1,492.9
                                                     ===============  ================  ===================  =================
     Total Liabilites, Minority
         Interest & Shareholders' Equity              $     3,564.8   $         510.2   $           (176.4)  $        3,898.6
                                                     ===============  ================  ===================  =================

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
    Summary Consolidating Income Statement - Blue Ocean Q4 2006 (unaudited)
                                 $ in millions


                                                         Montpelier                            Consolidation/     Montpelier
                                                         Stand Alone        Blue Ocean          Elimination       Consolidated
                                                     -----------------   ----------------    ----------------   ----------------
Underwriting revenues
Gross premiums written                               $           81.2    $           4.2     $             -    $          85.4
Reinsurance premiums ceded                                       32.2                  -                   -               32.2
                                                     ----------------   ----------------    ----------------   ----------------
Net premiums written                                             49.0                4.2                   -               53.2

Gross premiums earned                                           164.9               26.7                   -              191.6
Reinsurance premiums earned                                      42.6                  -                   -               42.6
                                                     -----------------   ----------------    ----------------   ----------------
Net premiums earned                                             122.3               26.7                   -              149.0

Underwriting expenses
Loss and loss adjustment expenses                                13.1                  -                   -               13.1
Acquisition costs                                                19.8                1.9                   -               21.7
General and administrative expenses (1)                          17.8                7.3                (6.7)              18.4
                                                     -----------------   ----------------    ----------------   ----------------
Total underwriting expenses                                      50.7                9.2                (6.7)              53.2
                                                     -----------------   ----------------    ----------------   ----------------
                                                                                       -                   -
Underwriting income                                              71.6               17.5                 6.7               95.8
                                                     -----------------   ----------------    ----------------   ----------------
                                                                                       -                   -
Net investment income                                            29.3                5.1                (0.9)              33.5
Financing expense                                                 6.8                0.5                   -                7.3
Other income (1)                                                 19.0                  -               (14.8)               4.2
Other operating expense                                           2.7                  -                   -                2.7
Minority interest                                                   -                  -               (12.9)              12.9
                                                     -----------------   ----------------    ----------------   ----------------
Operating income                                                110.4               22.1               (21.9)             110.6
                                                     -----------------   ----------------    ----------------   ----------------
                                                                                       -                   -
Net realized gains (losses) on invest. and FX transl.            11.9               (0.2)                  -               11.7
                                                     -----------------   ----------------    ----------------   ----------------
Net income                                                      122.3               21.9               (21.9)             122.3
                                                     -----------------   ----------------    ----------------   ----------------
Other comprehensive income items                                 17.7                  -                   -               17.7
                                                     -----------------   ----------------    ----------------   ----------------
Comprehensive income                                 $          140.0    $          21.9     $         (21.9)   $         140.0
                                                     =================   ================    ================   ================
Net written/gross written premium                               60.3%                                                     62.3%

Loss and loss adjustment expense ratio                          10.7%                                                      8.8%
Acquisition costs ratio                                         16.2%                                                     14.6%
General and administrative expense ratio                        14.6%                                                     12.3%
                                                     -----------------                                          ----------------
       Combined ratio                                           41.5%                                                     35.7%
                                                     =================                                          ================


(1) Montpelier charged Blue Ocean $1.3 million for underwriting services performed and $5.4 million for performance fees. These fees are incorporated in Montpelier's "Other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated in consolidation.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
    Summary Consolidating Income Statement - Blue Ocean YTD 2006 (unaudited)


                                                          Montpelier                           Consolidation/    Montpelier
                                                           Stand Alone      Blue Ocean       Elimination         Consolidated
                                                       ---------------------------------   ---------------    -----------------
Underwriting revenues
Gross premiums written                                 $        632.7    $         94.8    $            -     $        727.5
Reinsurance premiums ceded                                      148.9                 -                 -              148.9
                                                       ---------------   ---------------   ---------------    ---------------
Net premiums written                                            483.8              94.8                 -              578.6

Gross premiums earned                                           698.3              72.9                 -              771.2
Reinsurance premiums earned                                     188.1                                   -              188.1
                                                       ---------------   ---------------   ---------------    ---------------
Net premiums earned                                             510.2              72.9                 -              583.1

Underwriting expenses
Loss and loss adjustment expenses                               172.6                 -                 -              172.6
Acquisition costs                                               107.4               5.4                 -              112.8
General and administrative expenses (1)                          64.8              16.1             (14.9)              66.0
                                                       ---------------   ---------------   ---------------    ---------------
Total underwriting expenses                                     344.8              21.5             (14.9)             351.4
                                                       ---------------   ---------------   ---------------    ---------------
Underwriting income                                             165.4              51.4              14.9              231.7
                                                       ---------------   ---------------   ---------------    ---------------
Net investment income                                           112.8              16.6              (3.6)             125.8
Financing expense                                                27.6               0.6                 -               28.2
Other income (1)                                                 47.5                 -             (38.0)               9.5
Other operating expense                                          13.8                 -                 -               13.8
Minority interest                                                   -                 -             (39.3)              39.3
                                                       ---------------   ---------------   ---------------    ---------------
Operating income                                                284.3              67.4             (66.0)             285.7
                                                       ---------------   ---------------   ---------------    ---------------
Net realized gains (losses) on invest. and FX transl.            18.7              (1.4)                -               17.3
                                                       ---------------   ---------------   ---------------    ---------------
Net income                                                      303.0              66.0             (66.0)             303.0
                                                       ---------------   ---------------   ---------------    ---------------
Other comprehensive income items                                 58.6                 -                 -               58.6
                                                       ---------------   ---------------   ---------------    ---------------
Comprehensive income                                   $        361.6    $         66.0    $        (66.0)    $        361.6
                                                       ===============   ===============   ===============    ===============
Net written/gross written premium                               76.5%                                                  79.5%

Loss and loss adjustment expense ratio                          33.8%                                                  29.6%
Acquisition costs ratio                                         21.1%                                                  19.4%
General and administrative expense ratio                        12.7%                                                  11.3%
                                                       ---------------                                        ---------------
                                                       ---------------                                        ---------------
       Combined ratio                                           67.6%                                                  60.3%
                                                       ===============                                        ===============


(1) Montpelier charged Blue Ocean $3.4 million for underwriting services performed and $11.5 million for performance fees. These fees are incorporated in Montpelier's "Other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated in consolidation.

                          MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q4 2006
                         Financial Measures Disclosures




Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.



In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses) enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, which is driven by the timing of the disposition of investments and not by our operating performance, or foreign exchange movements, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.



This financial supplement contains the presentation of 'Return on Equity'. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.


This financial supplement also contains the presentation of 'Dividend Yield'. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.


This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.




This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.



This financial supplement also contains the presentation of 'Compound annual change in fully converted book value adjusted for dividends'. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to December 31, 2006. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.